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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
March 18, 2003

C-CHIP TECHNOLOGIES CORPORATION
formerly Keystone Mines Limited
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199	88-0467845
(Commission File No.)	(IRS Employer ID)

4710, St-Ambroise
Suite 224A
Montreal, Quebec
Canada H4C 2C7
 (Address of principal executive offices and Zip Code)

(514) 337-2447
 (Registrant's telephone number, including area code)

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ITEM 5. OTHER INFORMATION

On March 6, 2003, the Company changed its name from Keystone Mines Limited to C-Chip Technologies Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1 99.1	Amended Articles of Incorporation Press Release

ITEM 9. REGULATION FD DISCLOSURE

On or about March 18, 2003, the Company issued a press release announcing its name change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of March 2003.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis Stephane Solis, President and Chief Executive Officer